Exhibit 99.1

2015 1st Quarter Investor Deck

May 1, 2015

Forward-Looking Statements; Non-GAAP Financial

Measures

The following information is current as of May 1, 2015 (unless otherwise noted) and should be read in connection with Navient Corporation’s (Navient) Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”), filed by Navient with the Securities and Exchange Commission (the “SEC”) on February 27, 2015 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2014 Form 10-K. This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in Navient’s 2014 Form 10-K; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the company is a party; credit risk associated with the company’s exposure to third parties, including counterparties to the company’s derivative transactions; risks inherent in the government contracting environment, including the possible loss of government contracts and potential civil and criminal penalties as a result of governmental investigations or audits; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, or those of third-party vendors; risks related to cybersecurity including the potential disruption of our systems or potential disclosure of confidential customer information; damage to our reputation; failures to successfully implement cost-cutting and adverse effects of such initiatives on its business; failures or delays in the planned conversion to our servicing platform of the recently acquired Wells Fargo portfolio of Federal Family Education Loan Program (“FFELP”) loans or any other FFELP or Private Education Loan portfolio acquisitions; risks associated with restructuring initiatives, including the April 30, 2014 separation of Navient from SLM Corporation, including failure to achieve the expected benefits of the separation; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from other loan servicers; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; the company’s ability to successfully effectuate any acquisitions and other strategic initiatives; and changes in the demand for debt management services.

The preparation of the company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this presentation are qualified by these cautionary statements and are made only as of the date of this presentation. The company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations.

Navient reports financial results on a GAAP basis and also provides certain core earnings performance measures. When compared to GAAP results, core earnings exclude the impact of: (1) the financial results of the consumer banking business for historical periods prior to the April 30, 2014 spin-off as well as related restructuring and reorganization expenses incurred in connection with the spin-off; (2) unrealized, mark-to-market gains/losses on derivatives; and (3) goodwill and acquired intangible asset amortization and impairment. Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources. Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Core Earnings — Definition and Limitations” in Navient’s first quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 2

Navient Corporation Overview

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 3

We are the leading loan management, servicing and asset recovery company

Key Businesses Highlights

Asset Management • FFELP Loan Portfolio • $102 Billion FFELP Portfolio

• Private Education Loan Portfolio • $29 Billion Private Education Loan Portfolio

Servicing • FFELP Loans • Over 12 Million Borrowers

• Private Education Loans • Over $300 Billion of Education Loans

• Department of Education Servicing Contract

• Guarantor Servicing

Asset Recovery • Education loans • $20 Billion of Receivables

• Government receivables • Over 1,800 clients

• Taxes

• Court/Municipal

• Schools

As of March 31, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 4

Operating Results

“Core Earning” Basis

(In millions, except per share amounts) Q1 15 Q4 14 Q1 14

Adjusted Core EPS before regulatory matters $0.48 $0.54 $0.49

Expenses associated with regulatory matters — ($0.01) ($0.16)

Reported Core EPS $0.48 $0.53 $0.33

Operating expenses $230 $215 $318

Operating expenses (excluding regulatory matters) $230 $206 $207

Net income $194 $217 $142

Provision $125 $138 $146

Average student loans $133,722 $130,192 $133,854

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 5

Student Loan Market

Estimated Outstanding Student Loan Market Distribution

$1.2 Trillion as of FFYE 9/30/2014 ($ in billions)

Private Loans, $62

Private Owned by Navient, $30

FFELP owned by Navient, $98

FFELP Loans, $157

Federal Loans owned by ED, $875

Source: Navient estimates for total outstanding FFELP and federally-owned based on FSA Data Center, Portfolio Summary, September 30, 2014, and Federal Student Aid Annual Report, November 2014; MeasureOne, Private Student Loan Performance Report, Q3 2014; Navient 10Q filings

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 6

High Quality Education Loan Portfolio

FFELP Portfolio

Largest holder of FFELP loans

97-98% of portfolio is government guaranteed

80% of portfolio funded to term with securitizations

Fully integrated servicing and asset recovery support operations

Private Education Portfolio

Largest holder of Private Education loans

Seasoned portfolio with 93% of loans in repayment status having made more than 12 payments

Typically non-dischargeable in bankruptcy

Private Education 22%

FFELP 78%

Total Education Loans: $131bn

FFELP Portfolio Statistics

Balance ($bn, net of allowance) $102

% Consolidation Loans 61%

% Stafford & Other 39%

90+ Day Delinquent 8.4%

Private Education Portfolio Statistics

Balance ($bn, net of allowance) $29

Avg. Loan Size $10,133

Avg. FICO at Orig. 719

% Cosigner 64%

90+ Day Delinquent 3.6%

Note: Financial data as of 3/31/2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 7

FFELP Loans Segment

“Core Earnings” Basis

(In millions) Q1 15 Q4 14 Q1 14

Net income $85 $85 $64

Average FFELP Loans $103,617 $99,323 $102,329

FFELP Loan spread 0.96% 1.00% 0.95%

Net interest margin 0.88% 0.91% 0.86%

Annualized charge-off rate 0.03% 0.05% 0.12%

Greater than 90-day delinquency rate 8.4% 8.5% 7.3%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 8

FFELP Loans Segment

Credit Quality “Core Earnings” Basis

($‘s in millions) FFELP Education Loan Portfolio

March 31, 2015 March 31, 2014

Balance % Balance %

Loans in-school/grace/deferment $10,555 $12,872

Loans in forbearance 14,037 15,395

Loans in repayment and percentage of each status

Loans current 64,522 84.1% 62,105 86.2%

Loans delinquent 31-60 days 3,656 4.8% 2,952 4.1%

Loans delinquent 61-90 days 2,087 2.7% 1,719 2.4%

Loans delinqent greater than 90 days 6,490 8.4% 5,287 7.3%

Total FFELP Loans in repayment 76,755 100% 72,063 100%

Total FFELP Loans, gross $101,347 $100,330

Percentage of FFELP Loans in repayment 75.7% 71.8%

Delinquencies as a percentage of FFELP Loans in

repayment 15.9% 13.8%

Loans in forbearance as a percentage of loans in

repayment and forbearance 15.5% 17.6%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 9

Private Education Loans Segment

“Core Earnings” Basis

(In millions, except FICO score) Q1 15 Q4 14 Q1 14

Net income $77 $92 $74

Average Private Education Loans $30,105 $30,869 $31,525

Private Education Loan spread 3.87% 3.99% 4.01%

Net interest margin 3.74% 3.89% 3.91%

Provision for loan losses $120 $128 $136

Charge-offs $190 $174 $218

Annualized charge-off rate 2.9% 2.5% 3.3%

Total delinquency rate 6.9% 8.1% 7.8%

Greater than 90-day delinquency rate 3.6% 3.8% 3.9%

Forbearance rate 3.8% 3.8% 4.3%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 10

Private Education Loans Segment

Credit Quality “Core Earnings” Basis

($‘s in millions) Private Education Loan Portfolio

March 31, 2015 March 31, 2014

Balance % Balance %

Loans in-school/grace/deferment $2,894 $4,090

Loans in forbearance 1,030 1,205

Loans in repayment and percentage of each status

Loans current 24,451 93.1% 24,912 92.2%

Loans delinquent 31-60 days 528 2.0% 634 2.4%

Loans delinquent 61-90 days 341 1.3% 416 1.5%

Loans delinqent greater than 90 days 940 3.6% 1,068 3.9%

Total Private Education Loans in repayment 26,260 100% 27,030 100%

Total Private Education Loans, gross $30,184 $32,325

Percentage of Private Education Loans in repayment 87.0% 83.6%

Delinquencies as a percentage of Private Education

Loans in repayment 6.9% 7.8%

Loans in forbearance as a percentage of loans in

repayment and forbearance 3.8% 4.3%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 11

Private Education Loans Segment

High Quality Portfolio

Private Credit: % of Portfolio Outstanding by Segment

100%

11% 11% 10% 9% 8% 14% 13% 90%

80% 25% 24% 27% 29% 29% 28% 29% 70%

60%

50%

40%

66% 68% 30% 61% 64% 57% 59% 60% 20%

10%

0%

Dec 08 Dec 09 Dec 10 Dec 11 Dec 12 Dec 13 Dec 14

Low Risk Moderate Risk Elevated Risk

Private Credit Charge-Off Rate by Segment

25%

21.3%

20%

17.3%

15%

12.6%

10.4% 11.1%

9.4%

10% 7.7%

6.7% 6.8%

5.6% 5.4%

5% 6.3% 4.6% 3.6%

2.9% 5.6%

4.3% 3.9%

2.8% 2.6%

2.6% 3.1%

2.7% 2.3%

1.0% 2.1% 1.8% 1.7% 0% 2008 2009 2010 2011 2012 2013 2014

Low Risk Moderate Risk Elevated Risk Overall Portfolio

Charge-off Rate

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other Moderate Risk = Legacy Traditional Non-Cosigned Elevated Risk = Non-Traditional

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 12

Private Education Loans Segment

High Quality Portfolio

Private Education Loan Charge-Off Rate by Segment

16%

13.6%

14%

12% 10.5%

9.6% Rate 10% 8.9% off 8.1%

- 8%

6% 5.7%

Charge 4.9%

4.6% 4.6%

4.5% 4.2%

3.4%

4% 3.5% 3.3% 2.9%

2.3%

1.9% 1.9% 2.0% 1.8%

2%

0%

Q1 11 Q1 12 Q1 13 Q1 14 Q1 15

Low Risk Moderate Risk Elevated Risk Overall Portfolio

Private Education Loan Portfolio

Losses continue to decline year over year

Seasoned portfolio with 93% of loans in repayment status having made more than 12 payments

Non-traditional loans declined to 8% of total portfolio

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other Moderate Risk = Legacy Traditional Non-Cosigned Elevated Risk = Non-Traditional

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 13

Private Education Loans Segment

Default Performance

Historical Defaults by Payments Made

94% 96% 97% 99% 99% 100% 100% 89% 91% 92% 81% 84% 87% 76% 69%

Defaults 57% 57% Total 50% of

12%

7% 5%

3% 2% 2% 2% 1% 2% 2% 1% 1% 1% 1%

0%

Percent 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180

Defaults Per Payments Made Cumulative Defaults

# Payments Made

The probability of default substantially diminishes as the number of payments and years of seasoning increases

As of March 31, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 14

Loan Seasoning – "Core Earnings" Basis

March 31, 2015

Traditional Portfolio

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**2,630**	
Loans in Forbearance	361	17.5%	138	5.5%	127	3.4%	109	2.8%	174	1.4%	**909**	3.6%
Loans in Repayment- Current	1,336	64.9%	2,103	84.0%	3,319	89.5%	3,597	91.8%	12,351	95.6%	**22,706**	90.5%
Loans in Repayment- Delinq 31-60 days	90	4.4%	69	2.8%	80	2.1%	69	1.8%	136	1.1%	**444**	1.8%
Loans in Repayment- Delinq 61-90 days	71	3.4%	49	1.9%	48	1.3%	40	1.0%	78	0.6%	**286**	1.1%
Loans in Repayment- Delinq 90 + days	202	9.8%	146	5.8%	136	3.7%	102	2.6%	168	1.3%	**754**	3.0%
Total Loans in Repayment or Forbearance	**$ 2,060**	**100%**	**$ 2,505**	**100%**	**$ 3,710**	**100%**	**$ 3,917**	**100%**	**$ 12,907**	**100%**	**$ 25,099**	**100%**
Charge-offs as a % of loans in repayment	**12.7%**		**4.3%**		**2.3%**		**1.6%**		**0.8%**		**2.4%**	

Non-Traditional Portfolio

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**264**	
Loans in Forbearance	58	19.8%	19	6.4%	14	4.4%	12	3.9%	18	1.9%	**121**	5.5%
Loans in Repayment- Current	146	49.4%	212	71.6%	265	79.6%	249	82.9%	873	90.3%	**1,745**	79.7%
Loans in Repayment- Delinq 31-60 days	21	7.1%	16	5.3%	14	4.2%	10	3.4%	23	2.4%	**84**	3.8%
Loans in Repayment- Delinq 61-90 days	15	5.1%	11	3.7%	9	2.6%	7	2.2%	13	1.4%	**55**	2.5%
Loans in Repayment- Delinq 90 + days	55	18.6%	38	13.0%	31	9.2%	23	7.6%	39	4.0%	**186**	8.5%
Total Loans in Repayment or Forbearance	**$ 295**	**100%**	**$ 296**	**100%**	**$ 333**	**100%**	**$ 301**	**100%**	**$ 966**	**100%**	**$ 2,191**	**100%**
Charge-offs as a % of loans in repayment	**30.3%**		**11.0%**		**6.5%**		**5.0%**		**2.6%**		**8.1%**	

Total

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**2,894**	
Loans in Forbearance	419	17.8%	157	5.6%	141	3.5%	121	2.8%	192	1.4%	**1,030**	3.8%
Loans in Repayment- Current	1,482	62.9%	2,315	82.7%	3,584	88.7%	3,846	91.2%	13,224	95.3%	**24,451**	89.6%
Loans in Repayment- Delinq 31-60 days	111	4.7%	85	3.0%	94	2.3%	79	1.9%	159	1.1%	**528**	1.9%
Loans in Repayment- Delinq 61-90 days	86	3.7%	60	2.1%	57	1.4%	47	1.1%	91	0.7%	**341**	1.3%
Loans in Repayment- Delinq 90 + days	257	10.9%	184	6.6%	167	4.1%	125	3.0%	207	1.5%	**940**	3.4%
Total Loans in Repayment or Forbearance	**$ 2,355**	**100%**	**$ 2,801**	**100%**	**$ 4,043**	**100%**	**$ 4,218**	**100%**	**$ 13,873**	**100%**	**$ 27,290**	**100%**
Charge-offs as a % of loans in repayment	**15.2%**		**5.0%**		**2.7%**		**1.9%**		**0.9%**		**2.9%**	

NAVIENT
Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.
15

Loan Seasoning – "Core Earnings" Basis

March 31, 2014

Traditional Portfolio

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**3,672**	
Loans in Forbearance	474	17.3%	182	4.7%	159	3.7%	109	2.5%	135	1.3%	**1,059**	4.1%
Loans in Repayment- Current	1,782	65.0%	3,295	85.9%	3,827	89.0%	3,980	92.2%	10,263	95.6%	**23,147**	89.3%
Loans in Repayment- Delinq 31-60 days	127	4.6%	106	2.7%	99	2.3%	76	1.8%	121	1.1%	**529**	2.0%
Loans in Repayment- Delinq 61-90 days	89	3.2%	72	1.9%	63	1.5%	46	1.1%	70	0.7%	**340**	1.3%
Loans in Repayment- Delinq 90 + days	271	9.9%	183	4.8%	149	3.5%	103	2.4%	143	1.3%	**849**	3.3%
Total Loans in Repayment or Forbearance	**$ 2,743**	**100%**	**$ 3,838**	**100%**	**$ 4,297**	**100%**	**$ 4,314**	**100%**	**$ 10,732**	**100%**	**$ 25,924**	**100%**
Charge-offs as a % of loans in repayment	**12.8%**		**3.3%**		**2.1%**		**1.4%**		**0.8%**		**2.7%**	

Non-Traditional Portfolio

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**418**	
Loans in Forbearance	78	18.7%	24	6.2%	17	5.0%	11	3.6%	16	1.8%	**146**	6.3%
Loans in Repayment- Current	203	48.7%	272	71.2%	268	77.3%	260	83.0%	762	89.5%	**1,765**	76.4%
Loans in Repayment- Delinq 31-60 days	30	7.3%	23	6.0%	17	4.8%	11	3.4%	24	2.8%	**105**	4.5%
Loans in Repayment- Delinq 61-90 days	23	5.5%	17	4.3%	12	3.3%	9	2.9%	15	1.8%	**76**	3.3%
Loans in Repayment- Delinq 90 + days	82	19.8%	47	12.3%	33	9.6%	22	7.1%	35	4.1%	**219**	9.5%
Total Loans in Repayment or Forbearance	**$ 416**	**100%**	**$ 383**	**100%**	**$ 347**	**100%**	**$ 313**	**100%**	**$ 852**	**100%**	**$ 2,311**	**100%**
Charge-offs as a % of loans in repayment	**29.4%**		**10.4%**		**7.1%**		**4.9%**		**2.8%**		**9.6%**	

Total

	Monthly Scheduled Payments Received											
Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		**Total**	
Not Yet in Repayment											**4,090**	
Loans in Forbearance	552	17.5%	206	4.9%	176	3.8%	120	2.6%	151	1.3%	**1,205**	4.3%
Loans in Repayment- Current	1,985	62.8%	3,567	84.5%	4,095	88.2%	4,240	91.6%	11,025	95.2%	**24,912**	88.2%
Loans in Repayment- Delinq 31-60 days	157	5.0%	129	3.0%	116	2.5%	87	1.9%	145	1.3%	**634**	2.2%
Loans in Repayment- Delinq 61-90 days	112	3.5%	89	2.1%	75	1.6%	55	1.2%	85	0.7%	**416**	1.5%
Loans in Repayment- Delinq 90 + days	353	11.2%	230	5.5%	182	3.9%	125	2.7%	178	1.5%	**1,068**	3.8%
Total Loans in Repayment or Forbearance	**$ 3,159**	**100%**	**$ 4,221**	**100%**	**$ 4,644**	**100%**	**$ 4,627**	**100%**	**$ 11,584**	**100%**	**$ 28,235**	**100%**
Charge-offs as a % of loans in repayment	**15.2%**		**4.0%**		**2.5%**		**1.7%**		**1.0%**		**3.3%**	

NAVIENT
Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.
16

Business Services Segment

“Core Earnings” Basis

(In millions) Q1 15 Q4 14 Q1 14

Net income $86 $95 $116

Federal Loans serviced ($’s in billions) $297 $276 $271

Third-Party Loan servicing revenue $44 $46 $40

Asset recovery revenue $89 $80 $111

Department of Education accounts serviced 6.2 6.2 5.8

Contingency asset recovery receivables ($’s in billions) $20.2 $15.4 $15.9

Asset recovery revenue in Q1 2015 was reduced by $40 million from Q1 2014 primarily due to The Bipartisan Budget Act of 2013. The Budget Act reduced the amount paid to guaranty agencies for rehabilitating defaulted FFELP Loans beginning on July 1, 2014

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 17

Business Services Segment

Federal Loan Servicing

Total Federal Loans Serviced

$325

$300

$275 billions $250 in

’s $225 $

$200

$175

$150

2011 2012 2013 2014 Q1 15

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 18

Business Services Segment

Asset Recovery

Q1 2015 Contingent Asset Recovery Receivables

Student Loan Related 54%

Other 46%

Key Characteristics

Generated $89 million of revenue in Q1 15

Strong compliance infrastructure

Opportunities to expand into state, court and municipality asset recovery

Non-ED government asset recovery provide additional growth opportunity

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Funding and Liquidity

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 20

2015 Capital Markets Summary

Acquired $830 million1 of student loans

Issued $2 billion of FFELP ABS

Issued $689 million of Private Education Loan ABS

Issued $500 million of long-term unsecured debt

Repurchased $1 billion of long-term unsecured debt

Returned $363 million1 to shareholders through share repurchases and dividends

Maintained strong capital position

1 As of March 31, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 21

Secured Funding

2014 Issuance

1 Ally 14,252 Auto / Floorplans

2 Ford 13,423 Auto / Floorplans

3 Citigroup 10,600 Credit Card

4 Chase 8,350 Credit Card

5 Santander Drive 6,921 Auto

6 Navient 6,816 Student Loan

7 AMEX 5,447 Credit Card

8 Discover 5,050 Credit Card

9 Volkswagen 4,999 Auto / Floorplans

10 Honda 4,500 Auto

11 Toyota 4,414 Auto

12 Capital One 4,300 Credit Card

13AmeriCredit 4,150 Auto

14 Bank America 4,100 Credit Card

15 CarMax 4,087 Auto

16 Hyundai 3,821 Auto

17 Fifth Third 3,750 Auto

18 Nissan 3,646 Auto

19 GE Capital 3,267 Equipment / Floorplans

20 Nelnet 3,248 Student Loan

(1) Includes previous issuing entities: SLM Student Loan Trust and SLM Private Education Loan Trust (Bloomberg ticker: SLMA) Source: J.P. Morgan Research

Navient is among the largest issuers of ABS globally, having issued over $250 billion of Private and FFELP ABS transactions to date

Over $102 billion of securitizations on balance sheet

Additional capacity under FFELP secured facilities is $13 billion

Maximum capacity under Private Education Loan secured facilities is $1 billion

As of March 31, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 22

Recent FFELP ABS Transactions

NAVSL 2015-2 NAVSL 2015-1

Priced: April 14, 2015 February 18, 2015

Settled: April 23, 2015 February 26, 2015

Issuance Amount: $997M $1,000M

US Govt. Guaranteed US Govt. Guaranteed

Collateral:

FFELP Stafford and Plus Loans FFELP Stafford, Plus and Consolidation Loans

Prepayment Speed (1): 6% Constant Prepayment Rate 6% CPR Stafford / 4% CPR Consolidation

Tranching: Class Rating Amt. WAL (1) Pricing (2) Class Rating Amt. WAL (1) Pricing (2)

(M) ($M) (M) ($M)

A-1 Aaa $337 1.3 L+28 A-1 Aaa $344 1.5 L+30

A-2 Aaa $157 3.3 L+42 A-2 Aaa $630 7.1 L+60

A-3 Aaa $476 6.4 L+57 B Aa1 $27 11.8 L+220

B Aa2 $28 8.4 L+195

Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at https://www.navient.com/about/investors/debtasset/. Actual average life may vary significantly from estimates.

Pricing represents the yield to expected call.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 23

Recent Private Education Loan ABS Transactions

NAVSL Trust 2015-A NAVSL Trust 2014-A

Priced: January 13, 2015 October 15, 2014

Settled: January 22, 2015 October 23, 2014

Issuance Amount: $689M $664M

Collateral: Private Education Loans Private Education Loans

Prepayment Speed(1): 4% Constant Prepayment Rate 4% Constant Prepayment Rate

Tranching: Class Rating Amt. WAL (1) Pricing (2) Class Rating Amt. WAL (1) Pricing (2)

(M) ($M) (M) ($M)

A-1 Aaa $224 1.0 L+50 A-1 Aaa $186 1.0 L+48

A-2A Aaa $154 5.5 S+110 A-2A Aaa $168 5.8 S+115

A-2B Aaa $154 5.5 L+120 A-2B Aaa $168 5.8 L+125

A3 Aaa $75 8.8 L+170 A3 Aaa $76 9.7 L+160

B Aa3 $83 9.9 S+210 B Aa1 $66 10.6 S+240

(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at https://www.navient.com/about/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.

(2) Yield on fixed rate A-2 tranches were 2.77% and 2.67% for 2014-A and 2015-A, respectively. Yield on fixed rate B tranches were 4.65% and 4.10% for 2014-A and 2015-A, respectively.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 24

Unsecured Debt

As of March 31, 2015 (par value, $ in billions)

$4.2

$2.8

$2.5

$2.1

$1.7 $1.8

$1.0

$0.8

$0.6

2015 2016 2017 2018 2019 2020 2021 2022 2023+

Fitch Moody’s S&P

Senior Unsecured Debt BB Ba3 BB

Outlook Stable Stable Stable

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 25

Conservative Unsecured Debt Profile

$70 Years Ending December 31 1.35 (par value, $ in billions)

$60 1.30 $51.7 $48.7 $47.2

$50 $45.1 1.25

$40 $38.0 $39.4 1.20 $30.2 $28.0

$30 1.15 $24.0 $22.4 $23.0 $21.8 $22.1 $21.7 $20.1 $17.0 $17.8 $18.3 $17.5 $17.4

$20 1.10

$10 1.05

$0 1.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q1 15* Unsecured Debt Outstanding Tangible Net Assets Tangible Net Asset Ratio

December 31, 2006 December 31, 2010 March 31, 2015

Total Managed Student Loans $142.1 Billion $184.3 Billion $131.4 Billion

Unsecured Debt Outstanding (par value) $48.7 Billion $20.1 Billion $17.4 Billion

Tangible Equity Ratio 1.9% 2.2% 2.5%

Tangible Net Asset Ratio 1.06x 1.19x 1.25x

Unsecured Debt Rating (F / M / S) A+ / A2 / A BBB- / Ba1 / BBB- BB / Ba3 / BB

* Quarter ending March 31, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 26

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions		
FFELP Cash Flows	**3/31/15**	**12/31/14**
Secured		
Residual (including O/C)	$6.9	$7.3
Floor Income	2.3	1.9
Servicing	3.8	3.8
Total Secured	**$13.0**	**$13.0**
Unencumbered	**2.0**	**1.9**
Total FFELP Cash Flows	**$15.0**	**$14.9**
Private Credit Cash Flows		
Secured		
Residual (including O/C)	$13.0	$13.2
Servicing	1.3	1.3
Total Secured	**$14.3**	**$14.5**
Unencumbered	**5.8**	**6.8**
Total Private Cash Flows	**$20.1**	**$21.3**
Combined Cash Flows before Unsecured Debt	**$35.1**	**$36.2**

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

Enhancing Cash Flows

Cash Flow Projection as of 12/31/14	$36.2 B
- Cash Flows Realized from Loan Portfolio	(0.8) B
- Cash Flows Realized from New Financings	(1.4) B
+ Loan Acquisitions, Net of Financings	0.5 B
+ Additional Floor Income	0.4 B
+ Credit Improvements/Other	0.2 B
Total Additions	**1.1 B**
Cash Flow Projection as of 3/31/15	**$35.1 B**

- Since 12/31/14, we have added $1.1 billion of cash flows
- Cash flows realized include $1.2 billion from the financing of previously unencumbered loans
- $35 billion of estimated future cash flows over ~ 20 years
  - Highly predictable
  - Includes ~$11.6 billion of overcollateralization (O/C) to be released from residuals

NAVIENT
Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.
27

FFELP Cash Flows Highly Predictable

as of 3/31/15 Q2-Q4 2015 2016 2017 2018 2019 2020 2021 2022

Projected FFELP Average Balance $96,741 $89,610 $80,938 $72,667 $64,743 $56,776 $49,192 $42,020

Projected Excess Spread $645 $853 $759 $681 $619 $541 $477 $423

Projected Servicing Revenue $372 $470 $434 $400 $365 $327 $285 $244

Projected Total Revenue $1,017 $1,324 $1,193 $1,082 $984 $868 $762 $668

2023 2024 2025 2026 2027 2028 2029 2030+

Projected FFELP Average Balance $35,374 $29,368 $24,166 $20,065 $16,314 $12,803 $9,541 $3,752

Projected Excess Spread $368 $314 $260 $220 $194 $168 $133 $266

Projected Servicing Revenue $201 $164 $128 $106 $87 $69 $53 $113

Projected Total Revenue $569 $478 $388 $326 $281 $237 $186 $380

Total Cash Flows from Projected Excess Spread = $6.9 Billion

Total Cash Flows from Projected Servicing Revenues = $3.8 Billion

Assumptions

No Floor Income, CPR/CDR = Stafford & Plus (3%), Consolidation (3%)

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect. *Numbers may not add due to rounding

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 28

Secured Cash Flow

$ in Millions		1Q 2015		2014		2013		2012
FFELP								
Term Securitized								
Servicing (Cash Paid)	$	100	$	407	$	507	$	526
Net Residual* (Excess Distributions)		182		680		476		628
Other Secured FFELP								
Net Cash Flow		85		216		1,199		934
Total FFELP	$	367	$	1,302	$	2,182	$	2,088
Private Credit								
Term Securitized								
Servicing (Cash Paid)	$	48	$	189	$	198	$	181
Residual (Excess Distribution)		53		226		170		103
Other Secured Financings								
Net Cash Flow		12		26		9		22
Total Private Credit	$	113	$	441	$	377	$	306
Total Proceeds from Residual Sales					$	589		
Total FFELP and Private Credit	$	480	$	1,743	$	3,148	$	2,394

Average Principal Balances		1Q 2015		2014		2013		2012
FFELP								
Term FFELP	$	85,023	$	88,554	$	95,055	$	104,913
Other Secured FFELP		13,256		6,525		11,085		22,271
Total FFELP	$	98,279	$	95,079	$	106,140	$	127,184
Private Credit								
Term Private Credit	$	24,689	$	24,499	$	26,037	$	25,111
Other Secured Financings		1,245		1,523		1,106		1,875
Total Private Credit	$	25,934	$	26,022	$	27,143	$	26,987
Total FFELP and Private Credit	$	124,213	$	121,101	$	133,283	$	154,171

Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps

NAVIENT
Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.
29

FFELP ABS Appendix

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 30

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features

Issue size of $500M to $1.5B

Tranches or pass-through denominated in US$

Triple-A rated senior notes make up to 97% of issue structure

Floating rate tied to 1 month LIBOR

Amortizing tranches with 1 to 15(+) year average lives

Navient Solutions, Inc. is servicer or master servicer

Collateral Characteristics

Insurance or guarantee of underlying collateral insulates bondholders from virtually any loss of principal(1)

Typically non-dischargeable in bankruptcy

Formerly a 20% risk-weighted asset, now a <10% risk-weighted under Basel II’s IRB methodology

Offer significantly higher yields than government agency securities with comparable risk profiles

(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 31

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Subsidized Consolidation	Unsubsidized Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents	Student or Parents
Needs Based	Yes	No	No	N/A	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes	No
Special Allowance Payments (SAP)	Yes	Yes	If cap is reached	Yes	Yes
Repayment Term	120 months	120 months	120 months	Up to 360 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate[1]: $57,500 Graduate: $138,500	None	None	None

(1) Aggregate loan limit for a Dependent Undergraduate is $31,000
Note: As of July 1, 2011

NAVIENT
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32

Navient Stafford & PLUS Loan Prepayments

Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined

Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program

Historical Stafford/PLUS ABS CPRs by Issuance Vintage

70%

60% 2002 2003 50% 2004 40%

CPR* 2005 30% 2006

Quarterly 20% 2007 10% 2008 2010

0% 2012 -10% 2013 2014

2Q2002 4Q2002

2Q2003 4Q2003

2Q2004 4Q2004

2Q2005 4Q2005

2Q2006 4Q2006

2Q2007 4Q2007

2Q2008 4Q2008

2Q2009 4Q2009

2Q2010 4Q2010

2Q2011 4Q2011

2Q2012 4Q2012

2Q2013 4Q2013

2Q2014 4Q2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 33

Navient Consolidation Loan Prepayments

CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers’ loans

Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program

Historical Consolidation ABS CPRs by Issuance Vintage

25%

20% 2002 2003 CPR* 15% 2004 2005 10% 2006

Quarterly 5% 2007 2009

0% 2011 -5% 2012

2012Q2003 4Q2003

2Q2004 4Q2004

2Q2005 4Q2005

2Q2006 4Q2006

2Q2007 4Q2007

2Q2008 4Q2008

2Q2009 4Q2009

2Q2010 4Q2010

2Q2011 4Q2011

2Q2012 4Q2012

2Q2013 4Q2013

2Q2014 4Q2014* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 34

4

Private Education Loan ABS

Appendix

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 35

Recent Private Education Loan ABS Issuance

Characteristics

Private Education Loan ABS Transaction Features

Issue size of $500M to $1.5B

Triple-A rated senior notes, Single-A rated subordinated notes

20-30% Triple-A overcollateralization

Amortizing tranches with 1 to 10 year average lives

Fixed rate or floating rate tied to 1 month LIBOR

Complies with European risk retention (5% retention)

Navient Solutions, Inc. is servicer or master servicer

Collateral Characteristics

Collateralized by loans made to students and parents to fund college tuition, room and board

Underwritten using FICO, Custom Scorecard & judgmental criteria w/risk based pricing

70-80% with cosigners, typically a parent

Many seasoned assets benefiting from proven payment history

Typically non-dischargeable in bankruptcy

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 36

Navient Private Education Loan Programs

	Smart Option	Undergraduate/Graduate/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation	Career Training
Origination Channel	School	School	Direct-to-Consumer	Lender	School
Typical Borrower	Student	Student	Student	College Graduates	Student
Typical Co-signer	Parent	Parent	Parent	Parent	Parent, Spouse
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$9k avg orig bal, up to 15 yr term, immediate payments
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	1998 through 2014
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income and judgmental underwriting
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Cost of attendance plus up to $6,000 for expenses
Current ABS Sec. Criteria	For-Profit; FICO ≥ 670 Non-Profit; FICO ≥ 640	For-Profit; FICO ≥ 670 Non-Profit; FICO ≥ 640	FICO ≥ 670	For-Profit; FICO ≥ 670 Non-Profit; FICO ≥ 640	FICO ≥ 670
School UW	No	No	No	No	Yes
Historical Risk-Based Pricing	L + 2% to L + 14%	P-1.5% to P+7.5% L+0% to L+15%	P+1% to P+6.5% L+6% to L+12%	P - 0.5% to P + 6.5%	P+0% to P+9% L+6.5% to L+14%
Dischargeable in Bankruptcy	No	No	No	No	Yes
Additional Characteristics	‣ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ‣ Both Title IV and non-Title IV schools [1]	‣ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ‣ Signature, Excel, Law, Med and MBA Loan brands ‣ Title IV schools only [1] ‣ Freshmen must have a co-signer with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower ‣ Title IV schools only [1] ‣ Freshmen must have a co-signer with limited exceptions ‣ Co-signer stability test (minimum 3 year repayment history)	‣ Loans made to students and parents to refinance one or more private education loans ‣ Student must provide proof of graduation in order to obtain loan	‣ Loans made to students and parents to fund non-degree granting secondary education, including community college, part time, technical, trade school and tutorial programs ‣ Both Title IV and non-Title IV schools [1]

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

NAVIENT
Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.
37

Navient Private Education Trusts

Summary Information

2011-2015YTD Issuance Program Navient

NAV NAV NAV

11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C 14-A 14-CT 14-A 15-A

Bond Amount ($mil) 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 463 664 689

Initial AAA Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30% 30% 32%

Total Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 15% 13% 20% 15% 17% 22% 23%

Loan Program (%)

Signature/Law/MBA/Med 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% 0% 26% 27%

Smart Option — — 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% 0% 50% 51%

Consolidation 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0% 6% 0% 9% 2%

Direct to Consumer 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% 0% 15% 20%

Career Training 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0% 0% 100% 0% 0%

Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

Payment Status (%)

School, Grace, Deferment 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 0% 46% 24%

Repayment 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 99% 53% 68%

Forbearance 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1% 1% 8%

Wtd Avg Term to Maturity (Mo.) 192 189 182 171 164 151 144 148 144 146 143 150 104 161 155

% Loans with Cosigner 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 71% 79% 80%

% Loans with No Cosigner 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 29% 21% 20%

Wtd Avg FICO at Origination 737 736 733 735 736 737 740 733 741 740 740 742 743 739 731

Wtd Avg Recent FICO at Issuance 723 722 720 724 726 728 730 722 733 734 733 741 726 737 714

WA FICO (Cosigner at Origination) 747 745 744 745 745 745 748 741 751 750 749 750 749 748 738

WA FICO (Cosigner at Rescored) 736 731 734 732 734 735 738 728 745 746 745 750 735 746 724

WA FICO (Borrower at Origination) 709 710 704 705 705 707 710 702 703 702 705 707 728 707 701

WA FICO (Borrower at Rescored) 690 695 688 700 700 702 698 696 683 684 682 701 701 701 672

Wtd Avg LIBOR Equivalent Margin(1) 7.40% 7.21% 6.37% 6.74% 6.98% 7.14% 7.18% 7.46% 6.63% 6.64% 6.88% 6.60% 7.01% 6.66% 7.38%

(1) Assumes Prime/LIBOR spread of 3.00% for all transactions.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 38

Navient Portfolio Transition to Seasoned Collateral

Securitized collateral will continue to season as the company transitions from originations to portfolio acquisition and management

Most defaults occur early in repayment; loan performance improves as loans season

As of March 2015, the private securitized loan portfolio is approximately 66 months into repayment; about 65% of total expected defaults have already occurred

Distribution of Defaults by Months Since Repayment Begin Date

30% 50

Trust Portfolio Average Time in Repayment as of each Year 45

25%

40

2011 2012 2013 2014 2015TD

35

Defaults 20%

30

Total 15% 25 of

20 10% 15

Percent 10 5% 5

0% 0

12 24 36 48 60 72 84 96 108 120 132 144 156 168

Months Since Repayment Begin Date

Defaults Per Month Since Repayment Begin Date (Managed Portfolio)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 39

Navient Private Education Loan Trusts –

Prepayment Analysis

Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following our decision to suspend our consolidation loan program in 2008

14

12 t Rate 10 an nt t e 8 n s m CPR) Co ay ( 6 Prep 4 2 0

2002-A 2003-A 2003-B 2003-C 2004-A 2004-B 2005-A 2005-B 2006-A 2006-B 2006-C 2007-A 2010-A 2010-B 2010-C 2011-A 2011-B 2011-C 2012-A 2012-B 2012-C 2012-D 2012-E 2013-A 2013-B 2013-C 2014-A 2014-CT NAVI 2014-A

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 40

Cohort Default Triangles

The following cohort default triangles provide loan performance information for certain Private Education Loans of

Navient Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria

(including those criteria listed below):

- Program types include Undergraduate/Graduate(1), Direct-to-Consumer (“DTC”)(2), Career Training(3) and Private Consolidation Loans

- FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:

Undergraduate/Graduate at not-for-profit schools: ? 640

Undergraduate/Graduate at for-profit schools: ? 670

DTC loans: ? 670

Career Training loans: ? 670

Private Consolidation loans: ? 640

- Excludes loans made at selected schools that have historically experienced higher rates of default

The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand. (2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.

(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 41

Cohort Default Triangles

The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type

Terms and calculations used in the cohort default triangles are defined below:

- Repayment Year – The calendar year loans entered repayment

- Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization

- Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.

- Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year

Defaulted principal includes any interest capitalization that occurred prior to default

Defaulted principal is not reduced by any amounts recovered after the loan defaulted

Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest

- Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 42

Cohort Default Triangles

Undergraduate/Graduate(1)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.4% 0.8% 0.4% 0.2% 1.5% 0.7% 0.4% 0.3% 0.0% 0.1% 5.0%

1999 $28 0.0% 0.0% 0.0% 0.1% 0.9% 0.6% 1.4% 0.4% 0.3% 1.0% 0.5% 0.2% 0.7% 0.3% 0.1% 0.4% 7.0%

2000 $70 0.0% 0.0% 0.0% 0.6% 1.1% 1.3% 0.6% 0.9% 1.5% 1.5% 1.0% 0.8% 0.4% 0.4% 0.4% 0.0% 10.6%

2001 $187 0.0% 0.0% 0.1% 1.1% 1.4% 0.9% 1.8% 1.3% 2.3% 1.8% 1.5% 0.8% 0.5% 0.4% 0.2% 0.0% 14.1%

2002 $386 0.0% 0.2% 0.2% 1.2% 1.1% 1.8% 1.6% 2.3% 2.0% 1.3% 0.9% 0.6% 0.5% 0.3% 0.0% 14.1%

2003 $682 0.0% 0.2% 0.6% 0.9% 1.9% 1.6% 2.7% 2.4% 1.8% 1.2% 0.7% 0.6% 0.4% 0.0% 14.9%

2004 $1,132 0.0% 0.2% 0.3% 1.9% 1.8% 3.0% 2.9% 1.8% 1.4% 1.1% 0.8% 0.4% 0.0% 15.6%

2005 $1,537 0.0% 0.0% 0.4% 2.5% 3.7% 3.3% 2.1% 1.6% 1.2% 0.9% 0.4% 0.0% 16.3%

2006 $2,013 0.0% 0.1% 1.6% 3.7% 3.7% 2.5% 1.8% 1.4% 1.1% 0.5% 0.0% 16.5%

2007 $2,452 0.0% 0.4% 3.5% 4.6% 3.0% 2.0% 1.8% 1.4% 0.7% 0.0% 17.4%

2008 $2,933 0.0% 2.3% 4.2% 3.9% 2.6% 2.2% 1.6% 0.9% 0.0% 17.7%

2009 $3,241 0.0% 3.4% 3.7% 3.6% 2.6% 1.8% 1.0% 0.0% 16.1%

2010 $2,769 0.0% 3.6% 3.8% 3.5% 2.0% 1.1% 0.0% 14.1%

2011 $1,870 0.0% 3.0% 4.5% 2.2% 1.2% 0.0% 11.0%

2012 $1,102 0.0% 3.0% 3.7% 1.5% 0.1% 8.2%

2013 $499 0.0% 2.9% 2.3% 0.1% 5.3%

2014 $227 0.0% 2.1% 0.0% 2.2%

Note: Data as of 3/31/15. (1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 43

Cohort Default Triangles

Undergraduate/Graduate(1) With Co-signer

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $6 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.6% 1.0% 0.4% 0.0% 0.2% 1.1% 0.1% 0.0% 0.0% 0.1% 3.6%

1999 $14 0.0% 0.0% 0.0% 0.0% 0.4% 0.1% 0.9% 0.4% 0.2% 0.1% 0.4% 0.0% 0.1% 0.1% 0.1% 0.2% 3.0%

2000 $37 0.0% 0.0% 0.0% 0.5% 0.5% 0.7% 0.7% 0.4% 0.7% 1.2% 0.8% 0.8% 0.2% 0.4% 0.2% 0.0% 7.2%

2001 $90 0.0% 0.0% 0.1% 0.7% 0.9% 0.6% 1.2% 1.0% 1.7% 1.4% 1.1% 0.8% 0.4% 0.3% 0.1% 0.0% 10.3%

2002 $196 0.0% 0.2% 0.1% 0.8% 0.6% 1.4% 0.8% 1.9% 1.5% 1.1% 0.7% 0.6% 0.5% 0.2% 0.0% 10.5%

2003 $367 0.0% 0.1% 0.3% 0.5% 0.9% 1.1% 2.2% 1.9% 1.4% 0.9% 0.7% 0.6% 0.4% 0.0% 10.9%

2004 $632 0.0% 0.2% 0.2% 1.0% 1.0% 2.2% 2.1% 1.4% 1.1% 0.9% 0.7% 0.3% 0.0% 11.1%

2005 $844 0.0% 0.0% 0.2% 1.4% 2.4% 2.3% 1.6% 1.2% 0.9% 0.8% 0.4% 0.0% 11.1%

2006 $1,121 0.0% 0.0% 0.7% 2.4% 2.4% 1.8% 1.3% 1.1% 1.0% 0.4% 0.0% 11.1%

2007 $1,408 0.0% 0.2% 2.0% 2.9% 2.0% 1.5% 1.3% 1.1% 0.6% 0.0% 11.5%

2008 $1,758 0.0% 1.2% 2.6% 2.6% 1.8% 1.6% 1.2% 0.7% 0.0% 11.8%

2009 $2,075 0.0% 2.0% 2.4% 2.4% 1.8% 1.3% 0.7% 0.0% 10.7%

2010 $1,853 0.0% 2.1% 2.3% 2.3% 1.4% 0.9% 0.0% 9.0%

2011 $1,353 0.0% 1.6% 2.7% 1.4% 0.8% 0.0% 6.6%

2012 $849 0.0% 1.7% 2.4% 1.0% 0.0% 5.2%

2013 $386 0.0% 1.8% 1.4% 0.1% 3.3%

2014 $175 0.0% 1.3% 0.0% 1.4%

Undergraduate/Graduate(1) Without Co-signer

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $5 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.2% 0.6% 0.4% 0.4% 3.1% 0.2% 0.8% 0.7% 0.0% 0.2% 6.8%

1999 $14 0.0% 0.0% 0.0% 0.3% 1.3% 1.1% 1.9% 0.4% 0.3% 1.8% 0.6% 0.5% 1.4% 0.6% 0.1% 0.7% 11.0%

2000 $33 0.0% 0.0% 0.0% 0.8% 1.7% 2.0% 0.6% 1.5% 2.3% 2.0% 1.1% 0.7% 0.7% 0.4% 0.5% 0.0% 14.3%

2001 $97 0.0% 0.0% 0.1% 1.5% 1.9% 1.2% 2.2% 1.5% 2.9% 2.2% 1.8% 0.9% 0.7% 0.4% 0.2% 0.0% 17.6%

2002 $190 0.0% 0.2% 0.2% 1.6% 1.7% 2.3% 2.3% 2.8% 2.5% 1.5% 1.1% 0.6% 0.6% 0.4% 0.0% 17.8%

2003 $315 0.0% 0.2% 0.9% 1.4% 2.9% 2.3% 3.3% 3.0% 2.3% 1.5% 0.8% 0.7% 0.4% 0.0% 19.6%

2004 $499 0.0% 0.3% 0.4% 3.1% 2.8% 4.1% 3.8% 2.3% 1.7% 1.3% 0.8% 0.5% 0.0% 21.3%

2005 $694 0.0% 0.1% 0.7% 3.9% 5.3% 4.6% 2.7% 2.1% 1.6% 1.1% 0.6% 0.0% 22.5%

2006 $892 0.0% 0.2% 2.7% 5.3% 5.4% 3.4% 2.4% 1.9% 1.3% 0.7% 0.0% 23.2%

2007 $1,044 0.0% 0.8% 5.5% 6.9% 4.3% 2.8% 2.5% 1.8% 0.8% 0.0% 25.2%

2008 $1,175 0.0% 4.0% 6.5% 5.9% 3.7% 3.1% 2.1% 1.1% 0.0% 26.5%

2009 $1,165 0.0% 6.0% 6.0% 5.7% 3.9% 2.6% 1.4% 0.0% 25.7%

2010 $916 0.0% 6.7% 6.8% 6.1% 3.2% 1.5% 0.1% 24.4%

2011 $518 0.0% 6.7% 9.0% 4.4% 2.3% 0.1% 22.5%

2012 $252 0.1% 7.1% 8.1% 3.0% 0.2% 18.5%

2013 $113 0.1% 6.7% 5.1% 0.2% 12.0%

2014 $51 0.1% 4.8% 0.1% 4.9%

Note: Data as of 3/31/15.

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 44

Cohort Default Triangles

Undergraduate/Graduate(1) Non-Profit

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.4% 0.4% 0.2% 1.1% 0.7% 0.3% 0.3% 0.0% 0.1% 4.2%

1999 $26 0.0% 0.0% 0.0% 0.0% 0.8% 0.5% 1.2% 0.4% 0.3% 1.0% 0.5% 0.2% 0.5% 0.4% 0.1% 0.3% 6.3%

2000 $68 0.0% 0.0% 0.0% 0.6% 1.0% 1.4% 0.5% 0.9% 1.4% 1.3% 1.0% 0.7% 0.5% 0.4% 0.4% 0.0% 10.2%

2001 $180 0.0% 0.0% 0.1% 1.0% 1.4% 0.9% 1.7% 1.2% 2.4% 1.8% 1.5% 0.8% 0.6% 0.4% 0.2% 0.0% 13.7%

2002 $360 0.0% 0.2% 0.2% 1.2% 1.0% 1.8% 1.6% 2.3% 2.0% 1.3% 0.9% 0.6% 0.5% 0.3% 0.0% 13.9%

2003 $630 0.0% 0.2% 0.6% 0.8% 1.8% 1.6% 2.6% 2.3% 1.7% 1.1% 0.7% 0.6% 0.4% 0.0% 14.4%

2004 $1,006 0.0% 0.2% 0.2% 1.8% 1.6% 2.9% 2.6% 1.7% 1.3% 1.1% 0.7% 0.4% 0.0% 14.7%

2005 $1,362 0.0% 0.0% 0.4% 2.4% 3.5% 3.1% 2.0% 1.5% 1.2% 0.9% 0.4% 0.0% 15.5%

2006 $1,766 0.0% 0.1% 1.5% 3.5% 3.6% 2.4% 1.7% 1.4% 1.1% 0.5% 0.0% 15.8%

2007 $2,104 0.0% 0.4% 3.4% 4.3% 2.8% 2.0% 1.7% 1.3% 0.7% 0.0% 16.6%

2008 $2,458 0.0% 2.2% 3.9% 3.6% 2.4% 2.1% 1.5% 0.8% 0.0% 16.7%

2009 $2,686 0.0% 3.2% 3.4% 3.4% 2.4% 1.7% 0.9% 0.0% 15.1%

2010 $2,378 0.0% 3.4% 3.7% 3.3% 1.9% 1.0% 0.0% 13.4%

2011 $1,664 0.0% 2.8% 4.2% 2.1% 1.2% 0.0% 10.4%

2012 $1,003 0.0% 2.8% 3.5% 1.4% 0.1% 7.8%

2013 $458 0.0% 2.8% 2.2% 0.1% 5.1%

2014 $209 0.0% 2.1% 0.0% 2.1%

Undergraduate/Graduate(1) For-Profit

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $0.36 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 13.6% 0.0% 0.0% 12.6% 0.0% 5.1% 0.0% 0.4% 0.0% 31.7%

1999 $2 0.0% 0.0% 0.0% 2.3% 1.4% 2.1% 4.8% 0.0% 0.0% 0.0% 0.0% 0.9% 5.3% 0.0% 0.0% 2.5% 19.3%

2000 $2 0.0% 0.0% 0.0% 0.0% 2.8% 0.7% 3.2% 3.2% 3.7% 8.9% 0.0% 1.6% 0.0% 0.0% 0.0% 0.0% 24.3%

2001 $7 0.0% 0.1% 0.1% 4.7% 2.2% 1.1% 4.3% 2.2% 0.8% 3.5% 1.5% 1.8% 0.4% 0.0% 0.2% 0.0% 23.0%

2002 $27 0.0% 0.0% 0.3% 1.9% 2.2% 2.1% 1.8% 2.7% 1.8% 1.3% 0.8% 0.7% 0.7% 0.6% 0.0% 17.0%

2003 $52 0.0% 0.2% 0.7% 2.4% 2.7% 2.2% 3.8% 2.9% 2.4% 1.6% 1.0% 0.7% 0.3% 0.0% 21.0%

2004 $126 0.0% 0.3% 0.6% 3.2% 3.0% 3.9% 4.6% 2.4% 1.9% 1.4% 1.0% 0.3% 0.0% 22.6%

2005 $175 0.0% 0.0% 0.7% 3.7% 5.2% 4.9% 2.7% 1.9% 1.3% 1.2% 0.5% 0.0% 22.2%

2006 $246 0.0% 0.2% 2.1% 4.9% 5.0% 3.2% 2.2% 1.9% 1.4% 0.6% 0.0% 21.4%

2007 $348 0.0% 0.5% 4.3% 6.5% 4.0% 2.5% 2.1% 1.6% 0.7% 0.0% 22.2%

2008 $475 0.0% 3.0% 5.8% 5.5% 3.2% 2.5% 1.9% 1.0% 0.0% 22.9%

2009 $554 0.0% 4.3% 5.1% 4.3% 3.3% 2.1% 1.4% 0.0% 20.5%

2010 $391 0.1% 4.7% 4.7% 4.8% 2.6% 1.7% 0.0% 18.6%

2011 $206 0.1% 4.5% 6.4% 3.0% 1.9% 0.0% 15.9%

2012 $99 0.1% 4.1% 5.9% 2.2% 0.0% 12.3%

2013 $41 0.2% 3.8% 3.5% 0.2% 7.7%

Note: Data as of 3/31/15. 2014 $17 0.4% 2.7% 0.0% 3.0%

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 45

Cohort Default Triangles

Undergraduate/Graduate(1) Loans, FICO 740-850(2)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (3),(4)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.0% 0.4% 0.4% 0.9% 0.9% 0.0% 0.0% 0.0% 0.0% 2.8%

1999 $6 0.0% 0.0% 0.0% 0.0% 0.5% 0.3% 1.7% 0.5% 0.2% 0.2% 0.0% 0.2% 0.0% 0.4% 0.0% 0.8% 4.9%

2000 $22 0.0% 0.0% 0.0% 0.3% 0.4% 0.4% 0.2% 0.3% 1.0% 1.0% 0.4% 0.5% 0.0% 0.1% 0.1% 0.1% 4.8%

2001 $64 0.0% 0.0% 0.1% 0.5% 0.4% 0.4% 1.1% 0.8% 1.0% 0.7% 0.7% 0.7% 0.4% 0.3% 0.1% 0.0% 7.0%

2002 $137 0.0% 0.2% 0.1% 0.5% 0.4% 0.8% 0.6% 1.1% 0.9% 0.6% 0.5% 0.4% 0.3% 0.2% 0.0% 6.6%

2003 $248 0.0% 0.1% 0.2% 0.4% 0.6% 0.7% 1.2% 1.4% 0.8% 0.7% 0.6% 0.4% 0.2% 0.0% 7.4%

2004 $424 0.0% 0.1% 0.1% 0.7% 0.7% 1.4% 1.3% 0.9% 0.8% 0.7% 0.5% 0.2% 0.0% 7.5%

2005 $574 0.0% 0.0% 0.2% 1.0% 1.5% 1.5% 1.1% 0.9% 0.6% 0.6% 0.3% 0.0% 7.6%

2006 $761 0.0% 0.0% 0.5% 1.4% 1.5% 1.1% 0.8% 0.7% 0.6% 0.3% 0.0% 6.9%

2007 $937 0.0% 0.1% 1.2% 1.5% 1.1% 1.0% 0.8% 0.7% 0.4% 0.0% 6.9%

2008 $1,130 0.0% 0.7% 1.5% 1.4% 1.1% 1.0% 0.7% 0.4% 0.0% 6.8%

2009 $1,325 0.0% 1.2% 1.4% 1.4% 1.2% 0.9% 0.4% 0.0% 6.5%

2010 $1,186 0.0% 1.4% 1.5% 1.5% 1.0% 0.6% 0.0% 6.1%

2011 $831 0.0% 1.1% 1.8% 0.9% 0.7% 0.0% 4.5%

2012 $507 0.0% 1.3% 1.5% 0.7% 0.0% 3.5%

2013 $233 0.0% 1.3% 1.1% 0.0% 2.4%

2014 $104 0.0% 0.9% 0.0% 0.9%

Undergraduate/Graduate(1) Loans, FICO 700-739(2)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (3),(4)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 2.2% 0.0% 0.0% 0.0% 0.0% 0.1% 0.7% 0.0% 0.0% 3.5%

1999 $8 0.0% 0.0% 0.0% 0.0% 0.5% 0.4% 0.7% 0.0% 0.3% 1.5% 0.7% 0.1% 0.8% 0.1% 0.0% 0.1% 5.1%

2000 $20 0.0% 0.0% 0.0% 0.4% 0.7% 1.3% 0.8% 1.1% 0.8% 1.3% 0.7% 0.6% 0.4% 0.7% 0.2% 0.0% 8.9%

2001 $54 0.0% 0.0% 0.1% 0.9% 1.2% 0.5% 1.4% 0.9% 1.9% 1.3% 1.2% 0.9% 0.5% 0.3% 0.1% 0.0% 11.3%

2002 $111 0.0% 0.1% 0.1% 1.1% 1.0% 1.7% 1.3% 2.2% 1.4% 1.3% 0.8% 0.5% 0.4% 0.3% 0.0% 12.3%

2003 $194 0.0% 0.2% 0.5% 0.8% 1.5% 1.5% 2.4% 1.9% 1.8% 1.2% 0.7% 0.6% 0.3% 0.0% 13.4%

2004 $321 0.0% 0.2% 0.2% 1.7% 1.5% 2.5% 2.9% 1.8% 1.4% 1.1% 0.7% 0.3% 0.0% 14.2%

2005 $439 0.0% 0.0% 0.4% 2.2% 3.3% 2.9% 2.1% 1.4% 1.1% 0.8% 0.4% 0.0% 14.7%

2006 $553 0.0% 0.1% 1.3% 3.1% 3.4% 2.4% 1.7% 1.2% 1.0% 0.5% 0.0% 14.7%

2007 $659 0.0% 0.3% 2.8% 4.0% 2.7% 1.8% 1.6% 1.3% 0.5% 0.0% 15.2%

2008 $782 0.0% 2.0% 3.8% 3.5% 2.4% 2.0% 1.5% 0.8% 0.0% 16.0%

2009 $875 0.0% 3.0% 3.5% 3.4% 2.6% 1.8% 0.9% 0.0% 15.2%

2010 $731 0.0% 3.4% 3.8% 3.3% 1.9% 1.0% 0.0% 13.5%

2011 $482 0.0% 2.9% 4.2% 2.2% 1.3% 0.0% 10.6%

2012 $282 0.1% 2.7% 3.5% 1.4% 0.0% 7.7%

2013 $126 0.0% 2.4% 2.1% 0.1% 4.7%

Note: Data as of 3/31/15. 2014 $58 0.1% 1.9% 0.0% 2.1%

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 46

Cohort Default Triangles

Undergraduate/Graduate(1) Loans, FICO 670-699(2)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (3),(4)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.6% 0.6% 0.3% 0.5% 0.3% 2.8% 0.0% 0.5% 0.3% 0.1% 0.3% 6.2%

1999 $7 0.0% 0.0% 0.0% 0.5% 1.4% 0.5% 1.3% 0.3% 0.3% 0.1% 0.7% 0.5% 1.3% 0.4% 0.0% 0.5% 7.8%

2000 $14 0.0% 0.0% 0.0% 0.9% 1.4% 1.9% 0.2% 1.0% 0.9% 1.4% 1.4% 0.9% 0.9% 0.4% 0.9% 0.0% 12.3%

2001 $37 0.0% 0.0% 0.1% 1.3% 2.1% 1.5% 1.9% 1.6% 2.7% 2.9% 2.0% 0.8% 0.6% 0.3% 0.3% 0.0% 18.1%

2002 $77 0.0% 0.2% 0.3% 1.6% 1.8% 2.4% 2.4% 2.9% 2.7% 1.6% 1.1% 0.7% 0.6% 0.6% 0.0% 18.8%

2003 $134 0.0% 0.1% 0.8% 1.3% 2.8% 2.2% 3.7% 3.2% 2.2% 1.3% 0.7% 0.7% 0.4% 0.0% 19.4%

2004 $222 0.0% 0.3% 0.5% 2.9% 2.6% 4.2% 3.7% 2.3% 1.7% 1.3% 0.9% 0.5% 0.0% 20.9%

2005 $298 0.0% 0.1% 0.7% 3.8% 5.2% 4.9% 2.7% 1.9% 1.5% 1.1% 0.6% 0.0% 22.5%

2006 $402 0.0% 0.2% 2.6% 5.5% 5.5% 3.6% 2.4% 1.9% 1.5% 0.7% 0.0% 24.0%

2007 $504 0.0% 0.7% 5.6% 7.4% 4.7% 3.0% 2.4% 1.8% 0.8% 0.0% 26.4%

2008 $623 0.0% 3.8% 6.9% 6.4% 3.8% 3.1% 2.3% 1.2% 0.0% 27.6%

2009 $662 0.1% 5.7% 6.1% 6.0% 4.0% 2.7% 1.6% 0.0% 26.2%

2010 $543 0.0% 6.2% 6.2% 5.8% 3.0% 1.7% 0.0% 22.9%

2011 $355 0.0% 5.0% 7.9% 3.9% 1.9% 0.1% 18.7%

2012 $199 0.1% 4.8% 6.6% 2.5% 0.2% 14.1%

2013 $89 0.0% 5.1% 3.8% 0.2% 9.2%

2014 $41 0.0% 3.7% 0.0% 3.7%

Undergraduate/Graduate(1) Loans, FICO 640-669(2)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (3),(4)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total

1998 $2 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3% 0.5% 0.9% 0.0% 2.9% 2.3% 1.3% 0.2% 0.0% 0.3% 8.6%

1999 $6 0.0% 0.0% 0.0% 0.0% 1.1% 1.3% 2.3% 0.9% 0.3% 2.1% 0.5% 0.1% 0.7% 0.5% 0.4% 0.5% 10.7%

2000 $14 0.0% 0.0% 0.0% 1.3% 2.5% 2.3% 1.4% 1.6% 3.8% 3.0% 1.9% 1.3% 0.7% 0.5% 0.4% 0.0% 20.7%

2001 $32 0.0% 0.0% 0.1% 2.3% 2.9% 2.0% 3.4% 2.5% 5.2% 3.8% 2.8% 1.1% 1.0% 0.6% 0.3% 0.0% 28.1%

2002 $61 0.0% 0.2% 0.4% 2.7% 2.3% 3.9% 3.1% 4.6% 4.3% 2.4% 1.8% 1.1% 1.3% 0.4% 0.0% 28.4%

2003 $107 0.0% 0.3% 1.3% 2.1% 4.1% 3.3% 5.3% 4.6% 3.5% 2.1% 1.4% 1.1% 0.7% 0.0% 29.7%

2004 $165 0.0% 0.5% 0.5% 4.4% 3.9% 6.4% 5.7% 3.5% 2.5% 2.1% 1.5% 0.9% 0.0% 31.7%

2005 $226 0.0% 0.1% 0.9% 5.4% 8.2% 6.9% 3.8% 3.3% 2.3% 1.6% 0.8% 0.0% 33.3%

2006 $296 0.0% 0.2% 3.7% 8.1% 7.8% 4.8% 3.6% 3.0% 2.1% 1.0% 0.0% 34.2%

2007 $352 0.0% 1.1% 8.0% 9.8% 6.0% 4.0% 3.5% 2.5% 1.3% 0.0% 36.2%

2008 $398 0.0% 5.4% 8.5% 8.1% 5.2% 4.3% 3.1% 1.7% 0.0% 36.4%

2009 $378 0.0% 8.2% 7.9% 7.3% 4.9% 3.5% 1.9% 0.0% 33.8%

2010 $310 0.0% 8.0% 8.4% 7.9% 3.9% 2.2% 0.1% 30.5%

2011 $202 0.0% 7.7% 10.3% 4.8% 2.2% 0.1% 25.1%

2012 $114 0.0% 7.6% 9.2% 3.3% 0.2% 20.2%

2013 $51 0.0% 7.4% 5.2% 0.3% 12.9%

Note: Data as of 3/31/15. 2014 $23 0.1% 5.2% 0.0% 5.2%

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 47

Cohort Default Triangles

Private Consolidation Loans With Co-signer

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (1),(2)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total

2006 $249 0.0% 0.1% 0.1% 0.5% 0.6% 0.6% 0.4% 0.3% 0.4% 0.2% 0.0% 3.1%

2007 $675 0.0% 0.0% 0.2% 0.4% 0.6% 0.4% 0.4% 0.4% 0.2% 0.0% 2.7%

2008 $376 0.0% 0.1% 0.4% 0.7% 0.6% 0.6% 0.5% 0.2% 0.0% 3.1%

Private Consolidation Loans Without Co-signer

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (1),(2)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total

2006 $125 0.0% 0.4% 0.9% 1.5% 1.6% 1.5% 1.0% 1.1% 1.0% 0.1% 0.0% 9.3%

2007 $295 0.0% 0.0% 0.9% 0.9% 1.3% 1.0% 1.0% 0.8% 0.3% 0.0% 6.2%

2008 $133 0.0% 0.2% 1.7% 2.1% 1.8% 1.8% 1.9% 1.0% 0.1% 10.6%

Note: Data as of 3/31/15.

(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 48

Cohort Default Triangles

DTC With Co-signer, FICO ? 670(1)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 Total

2004 $8 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.1% 0.4% 0.0% 0.2% 0.0% 0.0% 0.9%

2005 $65 0.0% 0.1% 0.8% 0.7% 1.4% 2.1% 1.2% 0.9% 0.8% 1.0% 0.4% 0.0% 9.4%

2006 $139 0.0% 0.7% 1.8% 4.4% 4.8% 2.4% 2.0% 2.0% 1.2% 0.7% 0.0% 20.0%

2007 $245 0.0% 0.6% 4.7% 6.2% 4.2% 2.7% 2.6% 2.0% 0.9% 0.0% 23.9%

2008 $369 0.0% 2.9% 5.8% 4.9% 3.6% 2.9% 2.4% 1.3% 0.0% 23.8%

2009 $396 0.0% 3.6% 4.1% 4.0% 3.2% 2.5% 1.4% 0.0% 18.8%

2010 $314 0.0% 3.5% 4.1% 4.6% 2.9% 1.9% 0.0% 17.1%

2011 $192 0.1% 3.7% 5.2% 3.5% 2.0% 0.1% 14.7%

2012 $104 0.0% 3.3% 5.3% 3.7% 0.1% 12.4%

2013 $23 0.0% 1.2% 2.1% 0.5% 3.8%

DTC Without Co-signer, FICO ? 670(1)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 Total

2004 $2 0.0% 0.0% 1.6% 1.2% 0.6% 4.7% 2.2% 3.0% 1.2% 4.2% 0.0% 0.0% 18.8%

2005 $19 0.0% 1.0% 2.0% 2.4% 4.0% 6.5% 2.8% 1.6% 1.0% 1.3% 0.5% 0.0% 23.2%

2006 $66 0.0% 1.4% 2.5% 6.5% 6.4% 4.0% 2.7% 2.5% 1.6% 0.8% 0.0% 28.6%

2007 $158 0.0% 1.0% 5.8% 8.1% 4.6% 3.8% 3.4% 2.3% 0.7% 0.0% 29.7%

2008 $255 0.0% 3.7% 7.9% 7.3% 4.2% 4.0% 2.5% 1.2% 0.0% 30.8%

2009 $235 0.0% 6.7% 6.3% 6.9% 5.1% 3.2% 2.2% 0.0% 30.4%

2010 $152 0.1% 8.3% 7.0% 8.8% 4.1% 2.4% 0.1% 30.7%

2011 $88 0.1% 7.8% 10.1% 5.5% 4.1% 0.0% 27.7%

2012 $47 0.0% 6.2% 8.4% 6.1% 0.1% 20.9%

2013 $5 0.0% 3.2% 3.4% 0.9% 7.5%

Note: Data as of 3/31/15.

(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 49

Cohort Default Triangles

Career Training Loans, 670+ FICO(1)

Disbursed Principal

Entering Periodic Defaults by Years in Repayment (2),(3)

Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 Total

2003 $291 0.0% 0.4% 1.4% 1.6% 1.7% 1.4% 1.3% 1.0% 0.8% 0.5% 0.4% 0.3% 0.1% 11.1%

2004 $382 0.0% 0.4% 1.5% 2.3% 1.7% 1.8% 1.7% 1.1% 0.8% 0.5% 0.4% 0.2% 0.0% 12.5%

2005 $513 0.0% 0.3% 2.2% 2.2% 2.5% 2.1% 1.5% 1.0% 0.7% 0.6% 0.3% 0.0% 13.5%

2006 $630 0.0% 0.4% 2.5% 3.5% 3.2% 2.2% 1.5% 1.0% 0.8% 0.4% 0.0% 15.6%

2007 $672 0.0% 0.5% 3.5% 3.9% 2.9% 1.8% 1.2% 1.0% 0.6% 0.0% 15.5%

2008 $581 0.0% 0.6% 4.3% 3.6% 2.2% 1.5% 1.3% 0.7% 0.0% 14.2%

2009 $169 0.0% 0.2% 2.1% 2.1% 1.5% 1.1% 0.8% 0.1% 7.9%

2010 $19 0.0% 0.6% 1.2% 1.0% 0.5% 0.6% 0.0% 3.7%

Note: Data as of 3/31/15.

(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 50

Navient

Corporation

Appendix

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 51

GAAP Results

(In millions, except per share amounts) Q1 15 Q4 14 Q1 14

Net income $292 $263 $219

EPS $0.72 $0.64 $0.49

Operating expenses $230 $215 $366

Provision $125 $138 $185

Average Student Loans $133,722 $130,192 $142,679

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 52

Differences between “Core Earnings” and GAAP

Quarter ended March 31, 2015

($ in millions)

“Core Earnings” adjustments to GAAP:

GAAP net income $ 292

Net impact of SLM BankCo1 3

Net impact of derivative accounting (166)

Net impact of goodwill and acquired intangible assets 1

Net income tax effect 64

Total “Core Earnings” adjustments to GAAP (98)

“Core Earnings” net income $194

1 Includes restructuring and other reorganization expenses incurred in connection with the spin-off.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 53

Investor Relations Website

https://www.navient.com/about/investors/

SLM / NAVI student loan trust data (Debt/asset backed securities – SLM / NAVI Student Loan Trusts)

- Static pool information – detailed portfolio stratifications by trust as of the cutoff date

- Accrued interest factors

- Quarterly distribution factors

- Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust

- Since issued CPR – monthly CPR data by trust since issuance

SLM / NAVI student loan performance by trust – Issue details

- Current and historical monthly distribution reports

- Distribution factors

- Current rates

- Prospectus for public transactions and Rule 144A transactions are available through underwriters

Additional information (Webcasts and presentations)

- Archived and historical webcasts, transcripts and investor presentations

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 54

NAVIENT